SUPPLEMENT TO THE PROSPECTUS
and SUMMARY PROSPECTUSES
OF
WELLS FARGO MUNICIPAL INCOME FUNDS
for the WELLS FARGO CALIFORNIA LIMITED-TERM TAX FREE FUND
 WELLS FARGO SHORT-TERM MUNICIPAL BOND FUND
 WELLS FARGO ULTRA SHORT-TERM MUNICIPAL INCOME FUND
(each a "Fund" togther the "Funds")

At a meeting held May 22-23, 2018, the Board of Trustees of Wells Fargo Funds Trust approved changes to the Class A  sales charge schedule for the Funds, effective August 1, 2018. In connection with this change, the following amendments are made to the Class A and Class C Prospectus and Summary Prospectuses, effective on August 1, 2018:

I. Prospectus and Summary Prospectus Changes

In each Fund's Fund Summary section, the table entitlted Shareholder Fees is replaced with the following:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.00%	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%
1.	Investments of $250,000 or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 0.40% if redeemed within 12 months from the date of purchase.

II. Prospectus Changes
In the section "Account Information - Share Class Features", footnote 1 to the table summarizing key features of the share classes is deleted.

In the section "Account Information - Share Class Features" the tables entitled Class A Sales Charge Schedule for the California Limited-Term Tax-Free Fund and Class A Sales Charge Schedule for the Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund are replaced with the following:

Class A Sales Charge Schedule for the California Limited-Term Tax-Free Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid To Intermediary As % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.50%	1.52%	1.25%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 and over	0.00%[1]	0.00%	0.40%[2]
1.

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 0.40% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see "CDSC Waivers"). For redemptions of Class A shares of the Fund purchased prior to August 1, 2018, the CDSC terms that were in place at the time of purchase will continue to apply.

2.	The commission paid to an intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year's shareholder servicing fee.

Please note that beginning August 1, 2018, any purchases made by investors with an active Letter of Intent (LOI) will be subject to the terms of the new load schedule. However, the Short-Term Municipal Bond Fund and the Ultra Short-Term Municipal Income Fund may agree with intermediaries to waive the sales charge on purchases made before August 1, 2018 for any investor with an LOI entered into before May 24, 2018 for $500,000 or more of Class A shares of the relevant Fund, even if the investor does not purchase the intended amount.

May 24, 2018	MIR058/P1101S2